EXHIBIT 10.2

                           DATED 28th day of May 2004


                                   $2,000,000


                               FACILITY AGREEMENT


                                     between


                                OWLSTONE LIMITED


                                   as Borrower


               --------------------------------------------------

                                      -and-


                            ADVANCE NANOTECH LIMITED

                                    as Lender

               --------------------------------------------------


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THIS AGREEMENT is made on the 28th day of May 2004

BETWEEN

         (1) OWLSTONE LIMITED whose registered office is at 32 Haymarket, Piccadilly, London, SW1Y 4TP ("the BORROWER") and;

         (2) ADVANCE NANOTECH LIMITED whose registered office is at 32 Haymarket, Piccadilly, London, SW1Y 4TP ("the LENDER") (which expression shall, where applicable, include the Lender's successors and assigns)

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1      In this Agreement:

"ADVANCE" means, save as otherwise provided herein, an advance (as from time to time reduced by repayment) made or to be made by the Lender hereunder. For the avoidance of doubt "Advance" shall include amounts remitted to the Borrower by the Lender pursuant to Clause 5.1;

"ANNUAL BUSINESS PLAN" means the annual business plan of the Borrower which shall include a budget, projected cash flows and a statement of business objectives.

"AVAILABLE FACILITY" means, at any time and save as otherwise provided herein, $2,000,000 less the amount of each Advance which has then been made hereunder.

"BASE RATE" means the base rate from time to time published by Barclays Bank plc;

"DEBENTURE" means the debenture of even date herewith in the agreed form executed by the Borrower in favour of the lender.

"DESIGNATED ACCOUNT" means such bank account of the Borrower as the Borrower may from time to time notify the Lender, the first such account being Account No. 40154776 at the Clydesdale Bank, 35 Regent Street, London, SW1Y 4ND. Sort code:
82 11 07.

"EVENT OF DEFAULT" means any of those events specified in Clause 18;

"EXIT EVENT" means either (i) the sale of the issued share capital to a third party or parties acting in concert or (ii) the listing of any shares in the Borrower on a recognised stock exchange;

"FACILITY" means the dollar loan facility granted to the Borrower in this Agreement;

"GROUP" means the Borrower and its subsidiaries;

"PERIOD" means, save as otherwise provided herein, any of those periods mentioned in Clause 6.

"SHAREHOLDERS AGREEMENT" means the agreement of even date herewith described as such and made INTER ALIA between the parties hereto;


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"LOAN"  means the  aggregate  principal  amount for the time  being  outstanding hereunder;

"NOTE OF DRAWDOWN" means a notice substantially in the form set out in the Second Schedule;

"POTENTIAL EVENT OF DEFAULT" means any event which could reasonably be expected to become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default;

"REPAYMENT DATE" means the earlier of the fifth anniversary of this Agreement of the occurrence of an Exit Event;

1.2      Any reference in this Agreement to:

the "LENDER" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests;

a "BUSINESS DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which Lenders are generally open for business in New York and London;

a "CLAUSE" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

an "ENCUMBRANCE" shall be construed as a reference to a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect;

a "HOLDING COMPANY" of a company of incorporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

"INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) fore the payment or repayment of money, whether present or future, actual or contingent;

a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next succeeding business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the immediately preceding business day provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state of any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

"REPAY" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof);

a "SCHEDULE" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

a "SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation:

         (i)      which  is   controlled,   directly  or   indirectly,   by  the
                  first-mentioned company or corporation;


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         (ii)     more  than  half  the  issued   share   capital  of  which  is
                  beneficially   owned,   directly   or   indirectly,   by   the
                  first-mentioned company or corporation; or

         (iii)    which  is  a   subsidiary   of  another   subsidiary   of  the
                  first-mentioned company or corporation

and, for these purposes, a company of corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body;

"TAX" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

"VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time;

a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company of corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3 Save where the contrary is indicated, any reference in this Agreement to:

         (i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

         (ii) a statute shall be construed as a reference to such status as the same may have been, or may from time to time be, amended or re-enacted; and

         (iii) a time of day shall be construed as a reference to New York time.

1.4      Clause and Schedule headings are for ease of reference only.

2.       THE FACILITY

The Lender grants to the Borrower, upon the terms and subject to the conditions hereof, a loan facility in aggregate amount of $2,000,000 (two million US Dollars).

3.       PURPOSE

3.1 The Facility is intended for general corporate and working capital purposes of the Borrower and the Borrower shall apply all amounts raised by it hereunder in or towards satisfaction of the general corporate financing requirements set out in the Schedules to the Annual Business Plan.

3.2 Without prejudice to the obligations of the Borrower hereunder, the Lender shall not be obliged to concern itself with the application of amounts raised by the Borrower hereunder.


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4.       CONDITIONS PRECEDENT

Save as the Lender may otherwise agree, the Borrower may not deliver any Notice of Drawdown hereunder and no drawings will take place under Clause 5.1 unless the Lender has confirmed to the Borrower that it has received all of the documents listed in the First Schedule and that each is, in form and substance, satisfactory to the Lender.

5.       AVAILABILITY OF THE FACILITY

5.1 The Lender will within five days of the date hereof remit to the Borrower an Advance in the amount of the US Dollar equivalent of (pound)177,550, this being the sum of the first months cash flow requirement as stated in the Annual Business Plan.

5.2 The Lender will, subject to Clause 4, remit by cheque or wire transfer to the Designated Account on the 23rd day of each month (or if such day is not a business day, on the next following business day) the amount of negative cash flow set against the next following month in the Annual Business Plan, provided that no remittance may be made under Clause 5 which would cause the amount drawn under Clause 5 to exceed the Available Facility, provided that the Lender shall have received:

5.2.1 satisfactory reports on the progress and development of the business of the Borrower in accordance with the Annual Business Plan; and

5.2.2    all information required by Clause 29.

6.       PERIODS

6.1 The period for which an Advance if outstanding shall be divided into successive periods each of which (other than the first) shall start on the last day of the preceding such period.

6.2 The duration of each Period shall, save as otherwise provided herein, be three months.

7.       INTEREST

7.1      No interest is due on the Loan.

8.       REPAYMENT

Subject to any  requirement  to make early  repayment in accordance  with Clause
18.1 the Loan shall be repayable by the Borrower on the Repayment Date.

9.       CANCELLATION AND PREPAYMENT

9.1 The Borrower may, by giving to the Lender not less than thirty days' prior notice to that effect, cancel the whole or any part (being an amount of integral multiple of $100,000) of the Available Facility.

9.2 The Borrower may, if it has given to the Lender not less than thirty days' prior notice to that effect, prepay without penalty the whole of any Advance or any part of any Advance (being an amount or integral multiple of $100,000) on the last day of any Period.

9.3 Any notice of cancellation or prepayment given by the Borrower pursuant to Clause 9.1 or 9.2 shall be irrevocable, shall specific the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and, in the case of a notice of prepayment, shall oblige the Borrower to make such prepayment on such date.

9.4 The Borrower shall not repay all or any part of the Loan except at the times and in the manner expressly provided for in the Agreement and shall not be entitled to reborrow any amount repaid.

10.      TAXES


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10.1     All payments to be made by the Borrower to the Lender  hereunder  shall be made free and clear of and without deduction for or on account of tax unless the Borrower is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by the Borrower in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, the Lender receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it
         would  have  received  and  so  retained  had  no  such   deduction  or
         withholding been made or required to be made.

10.2 Without prejudice to the provisions of Clause 10.1, if the Lender is required to make any payment on account of tax (not being a tax imposed on the net income of the Lender by the jurisdiction in which it is incorporated) or otherwise on or in relation to any sum received or receivable by it hereunder (including, without limitation, any sum received or receivable under this Clause 10) or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

10.3 If the Lender intends to make a claim pursuant to Clause 10, it shall notify the Borrower of the event by reason of which it is entitled to make such claim provided that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs.

11.      TAX RECEIPTS

11.1 If, at any time, the Borrower is required by law to make any deduction or withholding from any sum payable by it hereunder (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), the Borrower shall promptly notify the Lender.

11.2 If the Borrower makes any payment hereunder in respect of which it is required to make any deduction of withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lender, promptly upon receipt of the same, an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of such payment.

12.      INCREASED COSTS

12.1 If, by reason of any change in law of in its interpretation or administration:

         (a) there is any increase in the cost to the Lender of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances; or

         (b) the Lender becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of the Lender by the jurisdiction in which it is incorporated) on or calculated by reference to the amount of the Advances and/or to any sum received or receivable by it hereunder, then the Borrower shall, from time to time on demand of the Lender, promptly pay to the Lender amounts sufficient to indemnify it or any such holding company against, as the case me be, (1) such increased cost (or such proportion of such increased cost as is, in the opinion of the Lender, attributable to its funding or maintaining Advances) or (2) such liability.


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12.2     If the Lender intends to make a claim pursuant to Clause 12.1, it shall notify the Borrower of the event by reason of which it is entitled to do so provided that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs.

13.      ILLEGALITY

If, at any time, it is unlawful for the Lender to make, fund or allow to remain outstanding all or any of the Advances, then the Lender shall, promptly after becomes aware of the same, deliver to the Borrower a certificate to that effect and:

         (i) the Lender shall not thereafter be obliged to make any Advances and the amount of the Available Facility shall be immediately reduced to zero; and

         (ii) if the Lender so requires, the Borrower shall on such date as the Lender shall have specified repay each outstanding Advance and all other amount owing to the Lender hereunder.

                  In the event that this Clause shall become operative, the Lender will discuss in good faith with the Borrower what alternative funding methods shall be available and agrees to give assistance to the Borrower in obtaining such funding.

14.      REPRESENTATIONS

The Borrower represents that:

         (i) it is a corporation duly organised under the Laws of England with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise its execution of this Agreement and its performance of its obligations hereunder has been duly taken;

         (ii) all acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Agreement and the Debenture and (b) to ensure that the obligations expressed to be assumed bu it in this Agreement and the Debenture are legal, valid and binding;

         (iii) it has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against the Borrower for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative received, trustee or similar officer of it or of any or all of its assets or revenues;

         (iv) it is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets to an extent or in a manner which might have a material adverse effect on the business or financial condition of the Group;

         (v) no action or administrative proceeding of or before any court of agency which might have a material adverse effect on the business or financial condition of the Borrower has been started or threatened;

         (vi) all of the written information supplied by the Borrower to the Lender in connection herewith is true, complete and accurate in all material respects and it is not aware of any material facts of circumstances that have not been disclosed to the Lender and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide finance to the Borrower;

         (vii) save as permitted hereunder no encumbrance exists over all or any of the present or future revenues or assets of the Borrower;

         (viii) the execution by the Borrower of this Agreement or the Debenture and the Borrower's exercise of its rights and performance of its obligations hereunder or thereunder will not result in the existence of nor oblige the Borrower to create any


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


                  encumbrance over all of any of its present or future revenues or assets (other than as created by the Debenture);

         (ix) the execution by the Borrower of this Agreement of the Debenture and the Borrower's exercise of its rights and performance of its obligations hereunder or thereunder do not and will not:

                  (a) conflict with any agreement, mortgage, bond or other instrument or treaty to which such party is a party or which is binding upon it or any of its assets;

                  (b) conflict with such party's constitutional documents and rules and regulations; or

                  (c) conflict with any applicable law, regulation or official or judicial order.

15.      FINANCIAL INFORMATION

15.1     The Borrower shall:

         (i) as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Lender its consolidated financial statements for such financial year; and

         (ii) from time to time on the request of the Lender, furnish the Lender with such information about the business and financial condition of the Group as the Lender may reasonably require.

15.2     The Lender shall ensure that:

         (i) each set of financial statements delivered by it pursuant to Clause 15.1 is prepared on the same basis as was used in the preparation of any financial statements previously prepared and in accordance with accounting principles generally accepted in England and consistently applied; and

         (ii) each set of financial statements delivered by it pursuant to paragraph (i) of Clause 15.2 is audited by auditors reasonably acceptable to the Lender as soon as reasonably practicable following preparation of such accounts.

16.      FINANCIAL COVENANT

16.1 The Borrower undertakes that it shall use its best endeavours to conduct its business in accordance with the provisions of the Annual Business Plan and will use its best endeavours to ensure that aggregate expenditure levels on a monthly basis shall be no greater than those shown in the Schedules to the Annual Business Plan.

17.      COVENANTS

17.1     The Borrower shall:

         (i) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all material authorisations, approvals, licenses and consents required in or by the laws and regulations of is jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Agreement or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Agreement;


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


         (ii) maintain insurances on and in relation to its business and material assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by the Group.

         (iii) after the delivery of any Notice of Drawdown and before the proposed making of the Advance requested therein, notify the Lender of the occurrence of any event which results in or may reasonably be expected to result in any of the representations contained in Clause 14 being untrue in any material respect at or before the time of the proposed making of such Advance;

         (iv) promptly inform the Lender of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred; and

         (v) ensure that at all times the claims of the Lender against it under this Agreement rank at least PARI PASSU with the claims of all its other unsecured creditors save those whole claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

17.2     No member of the Group shall,  without the prior written consent of the
         Lender:

         (i) pay, make or declare any dividend or other distribution in respect of any financial year;

         (ii) create or permit to subsist any encumbrance over all or any of its present or future revenues or assets other than (1) the Debenture or (2) an encumbrance which has been disclosed in writing to the Lender prior to the execution hereof and secures only indebtedness outstanding at the date hereof;

         (iii) make any loans, grant any credit (save in the ordinary course of business) or give any guarantee or indemnity (except as required hereby) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

         (iv) issue any further shares or alter any rights attaching to its issued shares in existence at the date hereof; or

         (v) (disregarding sales of stock in trade in the ordinary course of business) sell, lease, transfer or otherwise dispose of, by one of more transactions or series of transaction (whether related or not), the whole or any part of its revenues or its assets.

18.      EVENTS OF DEFAULT

18.1     If:

         (i) the Borrower shall fail to pay, within three business days of the due date of any such further period as may be agreed in writing by the Lender, any sum due from it hereunder at the time, in the currency and in the manner specified herein; or

         (ii) any representation or statement made by the Borrower in this Agreement or in any notice or other document, certificate or statement delivered by it pursuant hereto or in connection herewith is or proves to have been misleading or materially incorrect when made; or

         (iii) the Borrower fails duly to perform or comply with any of the obligations expressed to be assume by it in Clause 15 or 16; or

         (iv) the Borrower fails duly to perform of comply with any other obligation expressed to be assumed by it in this Agreement or the Debenture and such failure, if capable of remedy, is not remedied within fourteen days after the Lender has given notice thereof to such party; or

         (v) any indebtedness of any member of the Group being in aggregate in excess of (pound)10,000 is not paid when due or is declared to be or otherwise becomes due and


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


                  payable prior to its specified maturity or any creditor or creditors of any members of the Group become entitled to declare any indebtedness of such party due and payable prior to its specified maturity; or

         (vi) any member of the Group is unable to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors; or

         (vii) any member of the Group takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its revenues and assets save that this clause will not apply in respect of any action taken vexatiously or without cause; or

         (viii) any execution of distress is levied against, or an encumbrances takes possession of the whole or any material part of, the property, undertaking or assets of any member of the Group; or

         (ix) by or under the authority of any government, (a) the management of any member of the Group is wholly or partially displaced or the authority of any member of the Group in the conduct of its business is wholly or partially curtailed or
                  (b) all or a majority of the issued shares of the Borrower or the whole or any party (the book value of which is twenty per cent or more of the book value of the whole) of the revenues or assets of the Group is seized, nationalised, expropriated or compulsorily acquired; or

         (x) the Borrower repudiates this Agreement or the Debenture or does or causes to be done any act or thing evidencing an intention to repudiate this Agreement or the Debenture; or

         (xi) at any time any act, condition or thing required to be done, fulfilled or performed in order (a) to enable the Borrower lawfully to enter into, exercise its rights under and perform the obligations expressed to be assumed by it in this Agreement or the Debenture, (b) to ensure that the obligations expressed to be assumed by the Borrower in this Agreement or the Debenture are legal, valid and binding or (c) to make this Agreement or the Debenture admissible in evidence in Englad is not done, fulfilled or performed; or

         (xii) at any time it is or becomes unlawful for the Borrower to perform or comply with any or all of its obligations hereunder or the Debenture or any of the obligations of the Borrower hereunder or thereunder are not or cease to be legal, valid and binding which would have a material adverse effect on the Lender; or

         (xiii) any circumstances arise which in the reasonable opinion of the Lender constitute a material adverse change in the business, assets or financial condition of the Borrower;

then, and in any such case and at any time thereafter, the Lender may by written notice to the Borrower:

         (a) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Lender; and/or

         (b) declare that any undrawn portion of the Facility shall be cancelled, whereupon the same shall be cancelled and the Available Facility shall be reduced to zero.

18.2 If, pursuant to Clause 18.1, the Lender declares the Advances to be due and payable on demand of the Lender, then, and at any time thereafter, the Lender may by written notice to the Borrower:

         (i) call for repayment of the Advances on such date as it may specific in such notice (whereupon the same shall become due and payable on such date together with any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice; and/or

         (ii) select as the duration of any Period which begins whilst such declaration remains in effect a period of one month or less.

19.      DEFAULT INTEREST AND INDEMNITY

19.1 If any sum due and payable by the Borrower hereunder is not paid on the due date or if any sum due and payable by the Borrower under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which be selected by the Lender.

19.2 During each such period relating thereto as is mentioned in Clause 19.1 an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of three per cent and the Base Rate from time to time applicable thereto.

19.3 Any interest which shall have accrued under Clause 19 in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower at the end of the period by reference to which it is calculated or on such other date or dates as the Lender may specific by written notice to the Borrower.

19.4     The Borrower undertakes to indemnify the Lender against:

         (i) any cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any default by the Borrower in the performance of any of the obligations expressed to be assumed by it in this Agreement; and

         (ii) any loss it may suffer as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one of more of the provisions hereof.

20.      PAYMENTS

20.1 On each date on which this Agreement requires an amount denominated in US Dollars to be paid by the Borrower, the Borrower shall make the same available to the Lender by payment in US Dollars and in immediately available, freely transferable, cleared funds to the Lender's bank account as the Lender may have specified for this purpose.

20.2 On each date on which this Agreement requires an amount denominated in US Dollars to be paid by the Lender to the Borrower hereunder, the Lender shall make the same available to the Borrower by payment in Dollars and in immediately available, freely transferable, cleared funds to the Designated Account (or such account as the Borrower may have specified for this purpose).

20.3 All payments required to be made by the Borrower hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

20.4 All moneys received, recovered or realised by the Lender by virtue of Clause 20.2 may, in the Lender's discretion, be credited to a suspense or impersonal account and many be held in such account for so long as the Lender thinks fit pending the application from time to time (as the Lender may think fit) of such moneys in or towards the payment and discharge of any amounts owing by the Borrower to the Lender hereunder.

21.      SET-OFF

The Borrower authorises the Lender to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Lender in satisfaction of any sum due and payable from the Borrower to the Lender hereunder but unpaid; for this purpose, the Lender is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Lender shall not be obliged to exercise any right given to it by this Clause 21.

22.      COSTS AND EXPENSES

22.1 The Borrower shall, from time to time on demand of the Lender, reimburse the Lender for all costs and expenses (including legal fees) together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of its rights under this Agreement.

22.2 The Borrower shall pay all stamp, registration and other taxes to which this Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand, indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

23.      BENEFIT OF AGREEMENT

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequence successors and assigns.

24.      ASSIGNMENTS

24.1 The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder.

24.2 The Lender may assign all or any of its rights and benefits hereunder to:

24.2.1 any other person provided that the Lender can demonstrate to the reasonable satisfaction of the Borrower that person is of good credit standing and does not have any interests which conflict with those of the Borrower; or

24.2.2 any subsidiary or holding company of the Lender or other subsidiary of such holding company (as such terms are defined in the Companies Act
         1985) provided that the Borrower agrees to guarantee the performance of the obligations under this Agreement of such company.

25.      CALCULATION AND EVIDENCE OF DEBT

25.1 The Lender shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

26.      REMEDIES AND WAIVERS

No failure by the Lender to exercise, nor any delay by the Lender in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

27.      PARTIAL INVALIDITY

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

28.      NOTICES

28.1 Each communication to be made hereunder shall be made in writing but, unless otherwise states, may be made by telefax or letter.

28.2 Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen days' written notice to the one specified another address) be made or delivered to that other person at the address identified with its signature below and shall be deemed to have been made or delivered at the opening of business on the business day following the date of despatch (in the case of any communication made by telefax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addresses to it at that address provided that any communication or document to be made or delivered by the Borrower to the Lender shall be effective only when received by the Lender and then only if the same is expressly marked for the attention of the department or officer identified with the Lender's signature below (or such other department or officer as the Lender shall from time to time specific for this purpose).

29.      INFORMATION OBLIGATIONS OF THE COMPANY

29.1 The Borrower undertakes to the Lender that it shall keep the Lender informed of material matters relating to the progress of its business and that of every subsidiary of the Borrower to such extent in and in such form and detail as the Lender may from time to time require and shall supply such written particulars of any matters concerned with and arising out of the activities of the Borrower and any of its subsidiaries as the Lender may from time to time require;

29.2 Without limiting the generality of Clause 7.1, the Borrower shall deliver within 28 days of the end of the each calendar month to the Lender, and information pack comprising:

29.2.1   Monthly management accounts including:

         7.2.1.1 profit and loss account for month and year to date with comparison to budget;
         7.2.1.2 cash flow for month and year to date with comparison to budget;
         7.2.1.3 balance sheet with comparison to budget;

29.2.2   projected cash flows for the next quarter;

29.2.3 projected profit and loss account for the remainder of the then current financial period;

29.3 Without limiting the generality of Clauses 7.1 or 7.2 the Borrower shall deliver forthwith upon the same becoming available and not in any event later than 4 months after the end of each relevant financial year to the Lender, copies of the audited profit and loss accounts and audited balance sheets of the Group and the audited consolidated balance sheet of the Group all in respect of each financial year of the Borrower and each of its subsidiaries;

29.4 The Borrower shall prepare and deliver to the Lender at least 30 days before (but no sooner than 60 days before) the commencement of each of its financial years the Annual Business Plan in respect of the forthcoming financial year and the Borrower shall endeavour to agree the content of the Annual Business Plan with the Lender prior to so delivering it and in any event procure that the budget included in each such Annual Business Plan shall be in such form and detail as the Lender shall require from time to time;

30.      LAW

This Agreement shall be governed by, and shall be construed in accordance with English law.

31.      JURISDICTION

31.1 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

AS WITNESS the hands of the duly authorised representatives of the parties hereto on the date set out above.

THE BORROWER

OWLSTONE LIMITED


By:       /s/ Andrew H. Koehl
          -----------------------

Address:  65 Panton
          -----------------------
          Cambridge CB2 1HL
          -----------------------

THE LENDER

ADVANCE NANOTECH LIMITED



By:       /s/ Magnus Gittins
          -----------------------

Address:  illegible
          -----------------------

          -----------------------

                               THE FIRST SCHEDULE

                          CONDITION PRECEDENT DOCUMENTS

(i) a copy, certified a true copy by a duly authorised officer of the Borrower, of its Memorandum and Articles of Association;

(ii) a copy, certified a true copy by a duly authorised officer of the Borrower, of a Board Resolution of the Borrower approving the execution, delivery and performance of this Agreement and the Debenture and the terms and conditions hereof and thereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by the Borrower pursuant hereto;

(iii) a certificate of a duly authorised officer of the Borrower setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, this Agreement, the Debenture and any documents to be delivered by the Borrower pursuant hereto or thereto; and

(iv)     the Debenture to be executed by the Borrower.

                               THE SECOND SCHEDULE

                               NOTICE OF DRAWDOWN


     From:        Owlstone Limited
     To:          Advance Nanotech Limited

     Dated: _______________________


     Dear Sirs,

1. We refer to the agreement (the "Facility Agreement") dated ______, 2004 and made between ourselves as borrower and yourselves as lender. Terms defined in the Facility Agreement shall have the same meaning in this notice.

2. We hereby give you notice that, pursuant to the Facility Agreement and on [date of proposed advance], we wish to borrow an Advance in the amount of [____] upon the terms and subject to the conditions contained therein.

3. We confirm that, at the date hereof, the representations set out in Clause 14 of the Facility Agreement are true and no Event of Default of Potential Event of Default has occurred.

4. We confirm that the Advance is to provide working capital for the month of [_______].

5. The proceeds of this drawdown should be credited to [insert account details].



         Yours faithfully,



         ---------------------------------
         For an on behalf of Owlstone Limited